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                                                                   EXHIBIT 10.14



                                             REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT dated as of October 2, 1999 (this "Agreement"), among CLEAR CHANNEL COMMUNICATIONS, INC., a Texas corporation (the "Issuer"), and the other persons set forth on the signature pages hereto (including such persons' permitted transferees, the "Holders").

                                  WITNESSETH:

     WHEREAS, this Agreement is being entered into in connection with the closing under the Merger Agreement referred to below.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     Section 1.1 Definitions. Terms defined in the Agreement and Plan of Merger, dated as of October 2, 1999 (the "Merger Agreement"), among the Issuer, CCU Merger Sub, Inc., a Delaware corporation wholly owned by the Issuer, and AMFM Inc., a Delaware corporation (the "Company"), are used herein as defined therein. In addition, the following terms, as used herein, shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any successor governmental body or agency.

     "Common Stock" shall mean the common stock, par value $.10 per share, of the Issuer.

     "Demand Registration" shall have the meaning ascribed thereto in Section 2.1(a).

     "Demand Request" shall have the meaning ascribed thereto in Section 2.1(a).

     "Disadvantageous Condition" shall have the meaning ascribed thereto in
Section 2.4.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Excluded Registration" shall mean the sale of any securities pursuant to a registration statement that is not a firmly underwritten offering of Common Stock.

     "HMTF" shall mean Hicks, Muse, Tate & Furst Incorporated, a Delaware corporation.

     "Holders' Agent" shall have the meaning ascribed thereto in Section 4.11.

     "Holder" shall mean each of the Persons who are listed as signatories hereto other than the Issuer and their Included Transferees.

     "Included Transferee" shall mean any transferee in a Significant Disposition, as well as any subsequent transferees to the extent such subsequent transferees received shares in the manner set forth in the definition of "Significant Disposition," but in each case only with respect to shares of Registrable Securities received in a Significant Disposition.

     "Person" shall mean any natural person, firm, individual, business trust, association, corporation, partnership, joint venture, company, unincorporated entity or other entity.

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     "Registrable Securities" shall mean Common Stock acquired by the initial
Holders pursuant to the Merger (and any shares of stock or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to Holders of such Common Stock (or such shares of stock or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event). The Person that issues the Registrable Securities shall be the "Issuer" hereunder. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities as soon as (i) such Registrable Securities have been sold or otherwise disposed of pursuant to a registration statement that was filed with the Commission in accordance with this Agreement and declared effective under the Securities Act, (ii) such Registrable Securities shall have been otherwise sold, transferred or disposed of by a Holder to any Person that is not a Holder, or (iii) such Registrable Securities shall have ceased to be outstanding. Any shares of Common Stock received by an Included Transferee pursuant to a Significant Disposition shall be deemed "Registrable Securities" for purposes of this Agreement.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with any registration of securities pursuant to
Article 2, including, without limitation, (i) the fees, disbursements and expenses of the Issuer's counsel and accountants (including in connection with the delivery of opinions and/or comfort letters) in connection with this Agreement and the performance of the Issuer's obligations hereunder; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of one or more registration statements hereunder; (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (v) transfer agents' and registrars' fees and expenses in connection with such offering; (vi) all security engraving and security printing expenses; and (vii) all fees and expenses payable in connection with the listing of the Registrable Securities on any securities exchange or automated interdealer quotation system on which the Common Stock is then listed; provided that Registration Expenses shall exclude (x) all underwriting discounts and commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with the sale of any securities, (y) the fees and expenses of counsel for any Holder and (z) all costs and expenses of the Issuer incurred as contemplated in Section 2.6(g).

     "Rule 144" shall mean Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

     "Rule 415 Offering" shall mean an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) -- promulgated under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Selling Holder" shall mean any Holder who sells Registrable Securities pursuant to a public offering registered hereunder.

     "Shareholders Agreement" shall mean that certain Shareholders Agreement dated the date hereof among the Issuer, L. Lowry Mays and the Holders and the other Persons named therein.

     "Significant Disposition" means any sale, exchange, disposition or other transfer to one Person to the extent that (a) such sale, exchange, disposition or transfer involves at least a majority of all the Registrable Securities then held by the initial Holders and (b) the value of the Registrable Securities received by such transferees was at least $2,000,000,000 based on the closing price of the Common Stock on the trading day immediately preceding the day of such sale, exchange, distribution, disposition or other transfer. If a transferee of Common Stock in a Significant Disposition makes a subsequent disposition or transfer of the entire amount of securities received as set forth above in a single transaction to one Person, such transferee (but not more than one Person) shall be deemed an Included Transferee and shall have



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the rights of a Holder under this Agreement, and any subsequent transferee (but not more than one Person) of such entire block of shares of Common Stock shall be deemed an Included Transferee and shall have rights of a Holder under this Agreement.

     "Termination Date" shall have the meaning set forth in Article 3.

     Section 1.2 Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE 2

                              REGISTRATION RIGHTS

     Section 2.1  Demand Registration.

     (a) Upon written notice to the Issuer prior to the Termination Date from a Holder or Holders holding a majority in interest of the Registrable Securities (the "Demand Request") requesting that the Issuer effect the registration under the Securities Act of any or all of the Registrable Securities held by such requesting Holders (the "Requesting Holders" which term shall include parties deemed "Requesting Holders" pursuant to Section 2.1(d)) in a firmly underwritten public offering, the Issuer shall prepare as soon as practicable and, within 30 days after such request, file with the Commission a registration statement with respect to such Registrable Securities and thereafter use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act within 45 days after the filing of such registration statement. A registration effected pursuant to a Demand Request pursuant to this Section 2.1(a) shall be referred to herein as a "Demand Registration." Notwithstanding any other provision of this Agreement to the contrary:

          (i) the Holders may collectively exercise their rights to request Demand Registrations on not more the one occasion in any 12-month period;

          (ii) the method of disposition requested by Holders in connection with any Demand Registration may not, without the Issuer's written consent, be a Rule 415 Offering; and

          (iii) the Issuer shall not be required to effect a Demand Registration hereunder unless the aggregate offering size for such offering is at least $500 million.

     (b) Notwithstanding any other provision of this Agreement to the contrary, a Demand Registration requested by Holders pursuant to this Section 2.1 shall not be deemed to have been effected, and, therefore, not requested and the rights of each Holder shall be deemed not to have been exercised for purposes of paragraph (a) above, if (i) such Demand Registration has not become effective under the Securities Act or (ii) such Demand Registration, after it became effective under the Securities Act, was not maintained effective under the Securities Act (other than as a result of any stop order, injunction or other order or requirement of the Commission or other government agency or court solely on the account of a material misrepresentation or omission of a Holder) for at least 90 days (or such shorter period ending when all the Registrable Securities covered thereby have been disposed of pursuant thereto) and, as a result thereof, the Registrable Securities requested to be registered cannot be distributed in accordance with the plan of distribution set forth in the related registration statement. So long as a Demand Request is made by the Holders prior to the Termination Date, the Holders shall not lose their right to their Demand Registration under Section 2.1(a) if the Demand Registration related to such Demand Request is delayed or not effected in the circumstances set forth in this
Section 2.1(b) or Section 2.4.

     (c) The Issuer shall have the right to cause the registration of additional equity securities for sale for the account of the Issuer or any other Person to whom the Issuer has granted registration rights from time to time, in the registration of Registrable Securities requested by the Holders pursuant to
Section 2.1(a)



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above, provided that if such Holders are advised in writing (with a copy to the
Issuer) by the lead or managing underwriter referred to in Section 2.3(b) that, in such underwriter's good faith view, all or a part of such Registrable Securities and additional equity securities cannot be sold and the inclusion of such Registrable Securities and additional equity securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities and additional equity securities then contemplated (referred to herein as a "Material Adverse Effect"), then the number of securities that can, in the good faith view of such underwriter, be sold in such offering without so adversely affecting such offering shall be allocated as follows: (i) first, all securities the Holders propose to register and (ii) thereafter, the securities to be registered for the account of the Issuer and/or securities requested to be registered for the account of other Persons entitled to participate, in such proportions determined by the Issuer in its discretion or in accordance with agreements between the Issuer and other Persons.

     (d) Within 7 days after delivery of a Demand Request by a Holder, the Issuer shall provide a written notice to the Holders' Agent (which shall be deemed notice to all the Holders), advising such Holder of its right to include any or all of the Registrable Securities held by such Holder for sale pursuant to the Demand Registration and advising such Holder of procedures to enable such Holder to elect to so include Registrable Securities for sale in the Demand Registration. Any Holder may, within 15 days of delivery to such Holder of a notice pursuant to this Section 2.1(d), elect to so include all or any portion of such Holder's Registrable Securities in the Demand Registration by written notice to such effect to the Issuer specifying the number of Registrable Securities desired to be so included by such Holder. All Holders requesting to have their Registrable Securities included in a Demand Registration pursuant to this Section 2.1(d) shall be deemed "Requesting Holders" for purposes of this
Article 2.

     Section 2.2  Piggyback Registrations.

     (a) Right to Piggyback. Each time the Issuer proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Issuer or the account of any securityholder) or proposes to make such an offering of equity securities (other than pursuant to an Excluded Registration) to the public pursuant to a previously filed registration statement pursuant to Rule 415 under the Securities Act, the Issuer shall give prompt written notice to each Holder of Registrable Securities (which notice shall be given not less than 10 days prior to the proposed initial filing date of the Issuer's registration statement in the case of a non-Rule 415 Offering or the commencement of the offering, in the case of a Rule 415 Offering), which notice shall offer each such Holder the opportunity to offer any or all of its or his Registrable Securities in such public offering. Each Holder who desires to sell its or his Registrable Securities in such underwritten public offering shall so advise the Issuer in writing (stating the number of Registrable Securities desired to be registered or sold) within 5 days after the date of such notice from the Issuer. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Securities in any offering pursuant to this Section 2.2(a) by giving written notice to the Issuer of such withdrawal. The Issuer may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered. Except as provided above, the Holders shall have no registration rights with respect to an Excluded Registration.

     (b) Priority on Piggyback Registrations. The priority of shares to be included on an offering pursuant to which the Holders have piggyback registrations and as to which the underwriters have advised the Holders that a Material Adverse Effect would be likely shall be as follows:

          (i) with respect to an offering initiated by the Issuer on its own behalf, first, to the Issuer, and second to the Holders and any other securityholders of the Issuer who have the right to include securities in such offering pro rata based on the number of shares proposed by such Persons to be included in the offering; and


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          (ii) with respect to an offering pursuant to demand registration rights of securityholders of the Issuer other than the Holders, first to the securityholders pursuant to their demand registration rights, second to the Issuer, and third, to the Holders and any other securityholders of the Issuer who have the right to include securities in such offering pro rata based on the number of shares proposed by the Holders and such other securityholders to be included in such offering.

If as a result of the provisions of this Section 2.2(b) any Holder shall not be entitled to include all Registrable Securities in an offering that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Securities in such offering prior to completion of the offering.

     (c) Limited Purpose Shelf Registration Statement. The Issuer shall prepare, and file with the Commission one or more Registration Statements on Form S-3 under Rule 415 of the Securities Act covering the resale of the Registrable Securities in an amount of shares to be mutually agreed by Issuer and Holders' Agent from time to time, but such Registration Statement on Form S-3 shall be restricted for use by the Holders only for participation pursuant to Section 2.2(a) in a firmly underwritten public offering of Common Stock proposed by the Issuer for the account of the Issuer or the account of any other securityholder.

     Section 2.3  Other Matters In Connection With Registrations.

     (a) Each Holder shall keep the Holders' Agent informed promptly of (x) the name, address and other contact information of such Holder, (y) the number of Registrable Securities held from time-to-time by such Holder, and (z) each sale, transfer or other disposition of Registrable Securities (including the number of shares sold) by each such Holder. The Holders' Agent shall use its reasonable best efforts to keep the Issuer informed promptly of (x) the name, address and other contact information of each Holder, (y) the number of Registrable Securities held from time-to-time by each such Holder and (z) each sale, transfer or other disposition of Registrable Securities (including the number of shares sold) by each such Holder.

     (b) The Issuer shall have the right to designate an underwriter or underwriters as the lead or managing underwriters of any Demand Registration or other registration who shall be reasonably acceptable to Holders owning a majority of the Registrable Securities proposed to be sold therein.

     (c) No Holder may participate in any registration statement hereunder unless such Person (x) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by the Issuer and
(y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements.

     Section 2.4 Certain Delay Rights. The Issuer may defer the filing or effectiveness (but not the preparation) of a registration statement required by
Section 2.1 for a period not to exceed 120 days (or, if longer, 120 days after the effective date of the registration statement contemplated by clause (ii) or
(iii) below) if (i) at the time the Issuer receives the Demand Request, the Issuer or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Issuer determines in good faith that such disclosure would be materially detrimental to the Issuer and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, (ii) within three (3) business days following its receipt of a Demand Request, the Issuer decides to effect a public offering of the Issuer's securities for the Issuer's account, or (iii) prior to the receipt of any Demand Request, another Person has exercised demand registration rights and the Issuer has begun preparations or planning for the offering (each of clauses (i), (ii) and (iii) referred to herein as a "Disadvantageous Condition"). A deferral of the filing or effectiveness of a registration statement pursuant to this Section 2.4


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shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) or (iii) of the preceding sentence, the proposed offering for the Issuer's or another securityholder's account is abandoned. In order to defer the filing or effectiveness of a registration statement pursuant to this Section 2.4, the Issuer shall promptly (but in any event within three (3) business days), upon determining to seek such deferral, deliver to each Holder (whether by notice directly to such Holder or through the Holders' Agent) a certificate signed by an executive officer of the Issuer stating that the Issuer is deferring such filing pursuant to this Section
2.4 and a general statement of the reason for such deferral, and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Issuer. If withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Issuer may defer the filing of a particular registration statement pursuant to this Section 2.4 only once during any 12-month period.

     Section 2.5 Expenses. Except as provided herein, the Issuer shall be responsible for all Registration Expenses with respect to each registration hereunder, whether or not any registration statement becomes effective. Notwithstanding the foregoing, (i) each Holder and the Issuer shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses, (ii) each Holder shall be responsible for all underwriting discounts and commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with the sale of securities by such Holder, (iii) each Holder shall be responsible for the legal fees and expenses of its own counsel; and (iv) the Issuer shall be responsible for all out-of-pocket costs and expenses of the Issuer and its officers and employees incurred in connection with providing the assistance and/or attending analyst or investor presentations or any "road show" undertaken in connection with the registration and/or marketing of any Registrable Securities as contemplated in Section 2.6(g).

     Section 2.6 Registration and Qualification. If and whenever the Issuer is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1, the Issuer shall as promptly as practicable (but subject to the provisions of Section 2.1):

          (a) prepare, file and cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered in accordance with the intended method of disposition thereof;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all Registrable Securities proposed to be sold therein have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) the expiration of 90 days after such registration statement becomes effective, provided, that such 90-day period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by Section 2.6(e) below is given by the Issuer to (y) the date on which the Issuer delivers to the Holders of Registrable Securities the supplement or amendment contemplated by Section 2.6(e) below;

          (c) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act and such documents incorporated by reference in such registration statement or prospectus as the Holders of Registrable Securities or such


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     underwriter may reasonably request (it being understood that, subject to
     Section 2.10 and the requirements of the Securities Act and applicable State securities law, the Issuer consents to the use of the prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters in connection with the offering and sale of the Registrable Securities covered by the registration statement of which such prospectus, amendment to supplement is a part);

          (d) furnish to any underwriter of such Registrable Securities an opinion of counsel for the Issuer and a "cold comfort" letter signed by the independent public accountants who have audited the financial statements of the Issuer included in or incorporated by reference into the applicable registration statement, in each such case covering substantially such matters with respect to such registration statement (and the prospectus included therein) and the related offering as are customarily covered in opinions of issuer's counsel with respect thereto and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as such underwriters may reasonably request;

          (e) promptly notify the Selling Holders and each underwriter in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose,
     (iii) at any time when a prospectus relating to a registration pursuant to
     Section 2.1 is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iv) of any request by the Commission, or any other regulatory body or other body having jurisdiction, for any amendment or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders, promptly prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (f) use its reasonable best efforts to list all such Registrable Securities covered by such registration on each securities exchange or automated interdealer quotation system on which the Common Stock is then listed;

          (g) use reasonable efforts to assist the Holders in the marketing of Common Stock in connection with up to five underwritten offerings hereunder (including, to the extent reasonably consistent with work commitments, using reasonable efforts to have officers of the Issuer attend "road shows" and analyst or investor presentations scheduled in connection with such registration), with all out-of-pocket costs and expenses incurred by the Issuer or such officers in connection with such attendance or assistance to be paid by the Issuer as provided in Section 2.5;

          (h) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder in such jurisdictions (provided, however, that the


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     Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

          (i) make generally available to the Holders an earning statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Issuer's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Issuer timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act, and otherwise complies with Rule 158 under the Securities Act;

          (j) if requested by the managing underwriter or any Selling Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any Selling Holder reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Selling Holder, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

          (k) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each Selling Holder;

          (l) provide a CUSIP number for the Registrable Securities included in any registration statement not later than the effective date of such registration statement;

          (m) cooperate with each Selling Holder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

          (n) prepare and file with the Commission promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Issuer or the managing underwriter, is required in connection with the distribution of the Registrable Securities; and

          (o) advise each Selling Holder of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

     Section 2.7  Underwriting; Due Diligence.

     (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article 2, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Issuer and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.8, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 2.6(d). Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.8.


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     (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article 2, the Issuer shall give the Holders' Agent and the underwriters, if any, and their respective counsel and accountants (the identity and number of whom shall be reasonably acceptable to the Issuer), such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Issuer with its officers and the independent public accounts who have certified the financial statements of the Issuer as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided that the foregoing shall not require the Issuer to provide access to (or copies of) any competitively sensitive information relating to the Issuer or its subsidiaries or their respective businesses; provided further that (i) each Holder and the underwriters and their respective counsel and accountants shall have entered into a confidentiality agreement reasonably acceptable to the Issuer and (ii) the Holders' Agent and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to minimize the disruption to the Issuer's business and coordinate any such investigation of the books, records and properties of the Issuer and any such discussions with the Issuer's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

     Section 2.8  Indemnification and Contribution.

     (a) The Issuer agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Holder and each of its employees, advisors, agents, representatives, partners, officers and directors, and each Person, if any, who controls such Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon information furnished to the Issuer in writing by such Selling Holder expressly for use therein. The Issuer also agrees to indemnify any underwriter of the Registrable Securities so offered and each Person, if any, who controls such underwriter on substantially the same basis as that of the indemnification by the Issuer of the Selling Holders provided in this Section 2.8(a). The reimbursement required by this Section 2.8(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

     (b) Each Selling Holder agrees to indemnify and hold harmless the Issuer, its employees, advisors, agents, representatives, directors, the officers who sign the registration statement and each Person, if any who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information furnished in writing by such Selling Holder (or any representative thereof) expressly for use in a registration statement, any preliminary prospectus, prospectus or any amendments or supplements thereto; provided that the obligation to indemnify will be several, not joint and several, among such Selling Holders, and the liability of each Selling Holder will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Securities pursuant to such registration statement; provided, however, that such Selling Holder shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such Selling Holder has furnished in writing to the Issuer information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto, such Selling Holder has furnished in writing to the Issuer information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Issuer. Each Selling Holder also agrees to indemnify any underwriter of the Registrable Securities so offered and each Person, if any, who controls such underwriter on substantially the same basis as that of the indemnification by such Selling Holder of the Issuer provided in this
Section 2.8(b).

     (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless based on the written advice of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 2.8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. Any indemnifying party against whom indemnity may be sought under this Section 2.8 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld and unless such settlement contains a full and unconditional release of the indemnified party. In any action hereunder as to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

     (d) If the indemnification provided for in this Section 2.8 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, cost, claim, damage, liability or expense referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Issuer on the one hand and the Selling Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or a Selling Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage, liability, expense, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The Issuer and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Section 2.8, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 2.8(d) to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

     (e) The obligations of the parties under this Section 2.8 shall be in addition to any liability which any party may otherwise have to any other party.

     Section 2.9 Holdback Agreement. Each Selling Holder agrees not to effect any sale or distribution, including any sale under Rule 144, of any equity security of the Issuer (otherwise than through the registered public offering then being made), within 10 days prior to or 30 days (or such lesser period as the lead or managing underwriters may permit) after the date of the consummation of such offering for any Demand Registration hereunder, for any underwritten public offering by the Issuer by or any other Person of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock.

     Section 2.10 Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Securities that, upon receipt of any notice (a "Suspension Notice") from the Issuer of the happening of any event of the kind described in
Section 2.6(e)(iii), such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Issuer that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Issuer, such Holder will deliver to the Issuer all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Issuer shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 2.6(b) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each Selling Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Issuer shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

                                   ARTICLE 3

                              TERM AND TERMINATION

     This Agreement shall become effective at the Effective Time of the Merger and shall continue in effect for five (5) years from the Effective Time, and shall continue in effect thereafter until the Issuer terminates this Agreement by delivery of written notice to each Holder (whether by notice directly to such Holder or through the Holders' Agent) on the earlier of the following to occur (or at any time thereafter): (i) the market value of the aggregate amount of Registrable Securities beneficially owned by the Holders is less than $1,000,000,000 based on the average closing price of the Issuer's Common Stock for the twelve (12) consecutive calendar months preceding the date of notice of termination; or (ii) the aggregate number of shares of Registrable Securities beneficially owned by the Holders is less than the average weekly trading volume of the Common Stock during the preceding consecutive six-month period and the market value of the aggregate amount of Registrable Securities beneficially owned by the Holders is less than $2,000,000,000 based on the average closing price of the Issuer's Common Stock for the twelve (12) consecutive calendar months preceding the date of notice of termination. Such date upon which the Issuer terminates this Agreement shall be referred to herein as the "Termination Date." Notwithstanding the above, no termination shall be effective for any Demand Registration for which the Issuer has received a Demand Request.

                                   ARTICLE 4

                                 MISCELLANEOUS

     Section 4.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     Section 4.2 Not Exclusive; No Other Rights. The Holders agree that nothing herein contained shall prohibit the Issuer from granting registration rights to any other party, provided that such registration rights shall not conflict with the terms of this Agreement. The Issuer represents and warrants that no other Person has registration rights that conflict with the rights granted to the Holders hereunder.

     Section 4.3 Assignment. No party may assign any of its rights or obligations hereunder by operation of law or otherwise without the prior written consent of the other parties.

     Section 4.4 Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Issuer and Holders representing a majority of the Registrable Securities then held by all Holders.

     Section 4.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy, or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the address or telecopy number set forth on the signature pages hereto (unless such contact information in the case of the Holders is updated by written notice from the affected Holder to the Issuer).

     Section 4.6 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     Section 4.7 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     Section 4.8 No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto; provided, that, this Agreement is also intended to be for the benefit of and is enforceable by each Holder.

     Section 4.9 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of law thereof.

     Section 4.10 Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 4.11 Holders' Agent. Each Holder hereby appoints HMTF as its agent and attorney-in-fact (the "Holders' Agent") for purposes of the delivery and receipt of all notices and requests pursuant to this Agreement. The Issuer may give notice to any Holder hereunder by giving such notice directly to such Holder. Alternatively, the Issuer may give notice to the Holders' Agent, in which event the Holders' Agent will promptly so give such notice to each Holder. Delivery of any notice or other communication pursuant to this Agreement by the Issuer to the Holders' Agent in accordance with Section 4.5 will be deemed to constitute notice by the Issuer directly to the Holders. Delivery of any notice or other communication pursuant to this Agreement by the Holders' Agent to the Issuer in accordance with Section 4.5 will be deemed to constitute notice by the Holders directly to the Issuer. Notwithstanding anything else contained herein, under no circumstances shall the Issuer be required to deliver any notice or other communication pursuant to this Agreement directly to any Holder. Further notwithstanding anything else contained herein, the Holders' Agent will not be liable or responsible to any Person should any Holder fail to act in accordance with any notice so give to such Holder hereunder.

     Section 4.12 Counterparts. This Agreement may be executed in counterpart, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

     Section 4.13 Termination of Existing Registration Rights. Each Holder that is a party to any registration rights agreement of the Issuer in effect on the date hereof hereby consents to the termination of such agreement effective on the Effective Time.

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

     IN WITNESS WHEREOF, the Issuer and the Holders have caused this Agreement to be duly executed as of the day and year first above written.

                                        CLEAR CHANNEL COMMUNICATIONS, INC.,
                                        a Texas corporation

                                        By:       /s/ RANDALL T. MAYS
                                           -------------------------------------
                                        Name: Randall T. Mays

                                        Address:  200 Concord Plaza
                                                  Suite 600
                                                  San Antonio, Texas 78216-6940

                                        Facsimile No.: (210) 822-2299

                                        HOLDERS:

                                        HICKS, MUSE, TATE & FURST EQUITY
                                        FUND II, L.P.

                                        By: HM2/GP PARTNERS, L.P.,
                                            its general partner

                                        By: HICKS, MUSE GP PARTNERS, L.P.,
                                            its general partner

                                        By: HICKS, MUSE FUND II INCORPORATED,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        HM2/HMW, L.P.

                                        By: HICKS, MUSE, TATE & FURST EQUITY
                                            FUND II, L.P.,
                                            its general partner

                                        By: HM2/GP PARTNERS, L.P.,
                                            its general partner

                                        By: HICKS, MUSE GP PARTNERS, L.P.,
                                            its general partner

                                        By: HICKS, MUSE FUND II INCORPORATED,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        HM2/CHANCELLOR, L.P.

                                        By: HM2/CHANCELLOR GP, L.P.,
                                            its general partner

                                        By: HM2/CHANCELLOR HOLDINGS, INC.,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        HM4/CHANCELLOR, L.P.

                                        By: HICKS, MUSE FUND IV LLC,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        CAPSTAR BROADCASTING PARTNERS, L.P.

                                        By: HM3/CAPSTAR PARTNERS, L.P.,
                                            its general partner

                                        By: HM3/CAPSTAR, INC.,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        CAPSTAR BT PARTNERS, L.P.

                                        By: HM3/GP PARTNERS, L.P.,
                                            its general partner

                                        By: HICKS, MUSE GP PARTNERS III, L.P.,
                                            its general partner

                                        By: HICKS, MUSE FUND III INCORPORATED,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        CAPSTAR BOSTON PARTNERS, L.L.C.

                                        By: HM3/GP PARTNERS, L.P.,
                                            its managing member

                                        By: HICKS, MUSE GP PARTNERS III, L.P.,
                                            its general partner

                                        By: HICKS, MUSE FUND III INCORPORATED,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                                 /s/ THOMAS O. HICKS
                                        ----------------------------------------
                                                    Thomas O. Hicks

                                                  /s/ JOHN D. MUSE
                                        ----------------------------------------
                                                      John D. Muse

                                                 /s/ CHARLES W. TATE
                                        ----------------------------------------
                                                    Charles W. Tate

                                                  /s/ JACK D. FURST
                                        ----------------------------------------
                                                     Jack D. Furst

                                                /s/ MICHAEL J. LEVITT
                                        ----------------------------------------
                                                   Michael J. Levitt

                                            /s/ LAWRENCE D. STEWART, JR.
                                        ----------------------------------------
                                                Lawrence D. Stewart, Jr.

                                                /s/ DAVID B. DENIGER
                                        ----------------------------------------
                                                    David B. Deniger

                                                  /s/ DAN H. BLANKS
                                        ----------------------------------------
                                                     Dan H. Blanks